Promissory Note Receivable	12 Months Ended
Mar. 31, 2021
Promissory Note Receivable [Abstract]
Promissory Note Receivable

7.   Promissory Note Receivable

On January 23, 2018, the Company entered into multiple lease agreements (the "Agreements") with a third party (the "Customer") for the purpose of leasing EV 550's for a period of five years. On January 30, 2018, these lease payments, except for the final payment to be made by the Customer of CDN$1,000,000 to the Company, were purchased by and transferred to an independent third party (the "Purchaser") in exchange for a lump sum payment of CDN$1,492,611 to the Company. The Purchaser was granted a first-priority security interest in the EV550's. Both the lump sum and the discounted final payment were included in Revenue in the Consolidated Statements of Operations.

The CDN$1,000,000 due at the end of the lease term is classified as a Promissory Note Receivable on the Consolidated Statements of Financial Position.  The Promissory Note Receivable has been discounted over the five-year lease term at a rate of 6.4%.

The Company has evaluated the carrying value of the promissory note receivable as at March 31, 2021 and at March 31, 2020 in accordance with IFRS 9 and determined there was a significant increase in credit risk. The Company aggregated the present value of expected payments of the promissory note receivable under three probability weighted scenarios and determined that a provision of CDN$455,110 or $344,737 as at March 31, 2021 was warranted, and as at March 31, 2020 determined that a write down of the asset of CDN$297,883 or $223,919 was warranted.  The carrying value of the promissory note receivable as at March 31, 2021 is $99,346 (March 31, 2020 - $384,261).